UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2010

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 14, 2010, Comprehensive Care Corporation (the “Company”) and Howard Jenkins (the “Purchaser”) entered into a Subscription Agreement (the “Subscription Agreement”), whereby (i) the Purchaser agreed to purchase a promissory note convertible into shares of the Company’s common stock with an aggregate principal amount of $2,000,000 (the “Note”) and (ii) the Company agreed to issue to the Purchaser a warrant to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share (the “Warrant”). The Company and the Purchaser consummated the transactions contemplated by the Subscription Agreement on June 4, 2010, and the Company intends to use the proceeds from such transactions for general working capital and other corporate purposes.

The Note has a one year term beginning on June 4, 2010 and provides for interest on the outstanding principal balance at a rate of 24% per annum to be paid quarterly and in arrears. The Note provides that the Purchaser may convert the outstanding balance of the Note, along with any accrued interest, into shares of the Company’s common stock at a conversion price of $0.25 per share. The Note also provides the Company with the right to prepay all or any part of the Note beginning 30 days from the date of issuance upon five days written notice of such prepayment to the Purchaser. During the five day period immediately following notice of prepayment from the Company, the Purchaser may exercise its conversion rights described above.

The Warrant may be exercised in whole or in part at an initial exercise price of $0.25 per share, subject to adjustment, at any time between June 4, 2010 and June 4, 2015. The Warrant contains anti-dilution provisions triggered by certain events involving the Company, including, without limitation, the issuance of dividends payable in any kind of shares of capital stock of the Company, stock splits, combinations, mergers and acquisitions, reclassification and other similar dilutive events.

The Note and the Warrant were issued by the Company upon reliance on the exemption from the registrations requirements of the Securities Act of 1933, as amended, provided in Section 4(2) thereof.

The foregoing description is a summary of certain of the terms of the Subscription Agreement, the Note and the Warrant. This summary does not purport to be complete and is qualified in its entirety by the complete text of (i) the Subscription Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the form of the Note, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference, and (iii) the form of Warrant, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Subscription Agreement, dated April 14, 2010, between the Company and the Purchaser.

4.2	Form of Convertible Promissory Note, dated June 4, 2010, issued by the Company to the Purchaser.

4.3	Form of Warrant to Purchase Shares of Common Stock of the Company, dated June 4, 2010, issued by the Company to the Purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: June 10, 2010	By:	/s/ Giuseppe Crisafi
Giuseppe Crisafi
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Subscription Agreement, dated April 14, 2010, between the Company and the Purchaser.

4.2	Form of Convertible Promissory Note, dated June 4, 2010, issued by the Company to the Purchaser.

4.3	Form of Warrant to Purchase Shares of Common Stock of the Company, dated June 4, 2010, issued by the Company to the Purchaser.